Subsequent Events	3 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

12. Subsequent Events

There have been no subsequent events at the date of issue of this balance sheet except as disclosed below.

On April 8, 2022, the Company issued 2,382,022 ADSs pursuant to its Open Market Sale AgreementSM with Jefferies LLC at an average price of $1.0512 per ADS, raising approximately $2.4 million in net proceeds.